UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):	May 31, 2007

InFocus Corporation

(Exact name of registrant as specified in its charter)

Oregon	000-18908	93-0932102
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

27500 SW Parkway Avenue, Wilsonville, Oregon 97070

(Address of principal executive offices, including zip code)

(503) 685-8888

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

InFocus Corporation

FORM 8-K

INDEX TO CURRENT REPORT ON FORM 8-K

Item	Description

5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Signature

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)    In a meeting held on May 31, 2007, the Compensation Committee (the “Committee”) of the Board of Directors of InFocus Corporation (the “Company”) approved the following executive compensation matters:

Bonus Plan.  The Committee approved a bonus plan (the “Plan”) pursuant to which executive officers and certain additional management employees are eligible to receive incentive compensation based on achievement of the Company’s operating income goal for the fourth quarter of 2007.  The Plan provides for a target bonus equal to a percentage of the executive’s annual base salary.  The target bonus percentage for each of the current executive officers is 22.5% of annual base salary.

Stock Option, Restricted Share and Performance Share Grants.  The Committee approved the following stock option, restricted share and performance share grants to the Company’s executive officers:

Joseph P. O’Sullivan	Acting Chief Operating Officer,	75,000 stock options
	Vice President and General Manager, Asia	35,000 restricted shares
25,000 performance shares

Steven E. Stark	Vice President, Engineering	50,000 stock options
35,000 restricted shares
15,000 performance shares

Roger D. Rowe	Vice President, Chief Financial Officer	75,000 stock options
35,000 restricted shares
25,000 performance shares

The stock options become exercisable as to 25% of the total shares one year from the date of grant and as to an additional 1/48 of the total shares each month thereafter, subject to the executive’s continued employment with the Company.  The restricted share awards vest as to 100% of the awards one year from the date of grant.  The performance share awards are contingent upon the achievement of the Company’s operating income goals for the fourth quarter of 2007 and the second quarter of 2008.  If both goals are achieved, each performance share award fully vests on July 31, 2008.  If one of the two goals is achieved, each performance share award vests as to 50% of the total shares on July 31, 2008.  If neither goal is achieved, the awards do not vest and are cancelled.

Compensation of Acting Chief Operating Officer.  The Committee approved the grant of 7,500 shares of the Company’s common stock to Joseph O’Sullivan for each month or partial month in which Mr. O’Sullivan serves as the Company’s Acting Chief Operating Officer.

Compensation of Vice President of Engineering.  The Committee adjusted the base salary of Steve Stark, the Company’s Vice President of Engineering, increasing his base salary from $210,000 to $240,000, effective immediately.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.

INFOCUS CORPORATION

Dated: June 6, 2007

	By	/s/ Roger D. Rowe
Roger D. Rowe
Vice President Finance, Chief Financial Officer
and Secretary

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